UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2022

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Reports on Form 8-K filed on July 1, 2021 and October 29, 2021 by MKS Instruments, Inc., a Massachusetts corporation (the “Company” or “MKS”), on July 1, 2021, the Company entered into that certain Implementation Agreement by and between the Company and Atotech Limited, a registered public company incorporated under the laws of the Bailiwick of Jersey (“Atotech”), dated as of July 1, 2021, as amended by the Letter Agreement dated October 29, 2021 to, among other things, add Atotech Manufacturing, Inc., an indirect wholly-owned subsidiary of the Company (“Atotech Manufacturing”), as a party (the “Implementation Agreement”), pursuant to which, among other things, the parties set forth the terms pursuant to which they would implement the acquisition of Atotech by the Company and Atotech Manufacturing (the “Acquisition”).

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Implementation Agreement

On April 1, 2022, the Company, Atotech and Atotech Manufacturing entered into an amendment to the Implementation Agreement (the “Amendment”), providing for additional time for the satisfaction of certain closing conditions set forth in the Implementation Agreement, including approval of the Acquisition by the Royal Court of Jersey and receipt of certain antitrust regulatory approvals (“Clearances”), such that the Long Stop Date (as defined in the Implementation Agreement) shall be extended from March 31, 2022 to September 30, 2022.

In addition, the Amendment amends certain provisions related to obtaining the Clearances, the timing of the closing date and the obligations of the parties with respect to the debt financing contemplated in connection with the Acquisition and provides for the automatic termination of the Implementation Agreement if the closing has not occurred by the Long Stop Date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is being filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Commitment Letter

In connection with the Amendment, the Company entered into a new debt commitment letter (the “Commitment Letter”), dated as of April 1, 2022, with JPMorgan Chase Bank, N.A. (“JPMorgan”) and Barclays Bank PLC (“Barclays” and, together with JPMorgan, the “Commitment Parties”), pursuant to which, among other things, the Commitment Parties have committed to provide the Company with (i) a new senior secured term loan B credit facility consisting of a $4.25 billion U.S. Dollar term loan B and (ii) a new senior secured term loan A credit facility consisting of a $1 billion U.S. Dollar term loan A, in each case to finance, in part, the Acquisition. In addition, the Commitment Parties have committed under the Commitment Letter to provide the Company with a new senior secured revolving credit facility with aggregate total commitments of $500 million, which may be used to finance, in part, the Acquisition, the payment of fees and expenses in connection with the Acquisition, for working capital and for general corporate purposes. The new senior secured term loan credit facilities and new senior secured revolving credit facility would replace the Company’s existing term loan credit facility and revolving credit facility, respectively. The Commitment Parties’ obligations under the Commitment Letter are subject to certain customary conditions, including, without limitation, the consummation of the Acquisition in accordance with the Implementation Agreement and the accuracy of specified representations and warranties of the Company.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Prior Commitment Letter

In connection with the entry into the Commitment Letter, the Company terminated that certain commitment letter, dated as of July 1, 2021, by and among the Company, JPMorgan Chase Bank, N.A., Barclays Bank PLC and the additional commitment parties subsequently joined as parties thereto (the “Prior Commitment Letter”). The material terms and conditions of the Prior Commitment Letter were disclosed in the Current Report on Form 8-K filed by the Company on July 2, 2021 and are incorporated by reference herein. No early termination penalties were incurred by the Company in connection with the termination.

Item 7.01 Regulation FD Disclosure.

On April 1, 2022, the Company issued a press release providing an update on the pending Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information in this Item 7.01 of this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Amendment to Implementation Agreement, dated April 1, 2022, by and among Atotech Limited, MKS Instruments, Inc. and Atotech Manufacturing, Inc.

10.1	Commitment Letter, by and among MKS Instruments, Inc., JPMorgan Chase Bank, N.A. and Barclays Bank PLC, dated as of April 1, 2022

99.1	Press Release dated April 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

	By:	/s/ Kathleen F. Burke
Date: April 1, 2022	Name:	Kathleen F. Burke
	Title:	Senior Vice President, General Counsel and Secretary